SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 21, 2004
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                              Avatar Systems, Inc.
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               (Exact name of Registrant as Specified in Charter)


                Texas                 000-32925                   75-2796037
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(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


5728 LBJ Freeway, Suite 270, Dallas, Texas                           75240
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 (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code          (972) 720-1800
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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

Item 5.    Other Events

On April 20, 2004, Avatar Systems Inc.issued a press release annoucing eight new contracts. A copy of this press release is furnished as Exhibit 99.1 to this report.

On April 20, 2004, Avatar Systems Inc. issued a press release announcing its annual user confernence. A copy of this press release is furnished as Exhibit
99.2 to this report.

Item 12. Results of Operations and Financial Condition.

On April 20, 2004, Avatar Systems Inc. issued a press release announcing financial results for its fourth fiscal quarter ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.3 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

On April 20, 2004, Avatar Systems Inc. issued a press release announcing financial results for its year ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.4 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           By:  /s/ ROBERT C. SHREVE, JR.
Dated:    April 21, 2004                      ----------------------------------
                                              President, Chief Executive Officer
                                              and Chief Financial Officer
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                                  EXHIBIT INDEX

99.1 Press Release dated April 20, 2004
99.2 Press Release dated April 20, 2004
99.3 Press Release dated April 20, 2004
99.4 Press Release dated April 20, 2004